UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2015

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-9305	43-1273600
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Financial Plaza

501 North Broadway

St. Louis, Missouri 63102-2102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (314) 342-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 8, 2015, Stifel Financial Corp. (NYSE: SF) (“Stifel”) announced that it had entered into a Purchase Agreement (the “Purchase Agreement”) to acquire certain assets and assume specified liabilities associated with the Barclays U.S. Wealth and Investment Management Business (the “Transaction”).

Stifel management will host a conference call today, Monday, June 8, 2015 at 8:30 a.m. Eastern time to review this announcement.

All interested parties are invited to listen to the conference call by dialing (877) 876-9938 and referencing conference ID 63045614. A live audio webcast of the call, as well as a presentation, will be available through Stifel’s web site, www.stifel.com. For those who cannot listen to the live broadcast, a replay of the broadcast will be available through the above-referenced web site beginning approximately one hour following the completion of the call. A copy of the investor presentation is attached hereto as Exhibit 99.2.

The information in this Item 7.01 and Exhibit 99.2 attached hereto will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On June 8, 2015, Stifel issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Certain statements in this Form 8-K are “forward-looking statements” within the meaning of U.S. federal securities laws. Stifel intends that these statements be covered by the safe harbors created under these laws. These forward-looking statements include, but are not limited to, statements about Stifel’s expectation regarding the timing of the closing of the Transaction. These forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from the information set forth in these forward-looking statements include the satisfaction of the closing conditions for the Transaction, and other factors and events. Many of these factors and events are beyond Stifel’s ability to control or predict. Given these uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements, which only speak as of the date of this Form 8-K. Stifel does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release dated June 8, 2015.

99.2	Investor Presentation released on June 8, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL

Date: June 8, 2015	By:	/s/ Ronald J. Kruszewski
	Name:	Ronald J. Kruszewski
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated June 8, 2015.

99.2	Investor Presentation released on June 8, 2015.